Exhibit 99.1

Sara Lee Corporation

Net Sales

($ in millions)

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
Original Business Segment Structure:
North American Retail Meats	$577	$614	$590	$643	$2,424	$2,355
North American Retail Bakery	518	547	528	590	2,183	1,998
Foodservice	522	625	529	545	2,221	2,197
International Beverage	706	821	807	881	3,215	2,617
International Bakery	221	234	231	243	929	799
Household and Body Care	521	582	571	617	2,291	2,042

	3,065	3,423	3,256	3,519	13,263	12,008
Intersegment	(11)	(15)	(13)	(12)	(51)	(25)

Total	$3,054	$3,408	$3,243	$3,507	$13,212	$11,983

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
New Business Segment Structure:
North American Retail	$615	$688	$627	$683	$2,613	$2,535
North American Fresh Bakery	487	488	499	554	2,028	1,856
North American Foodservice	516	611	522	537	2,186	2,165
International Beverage	706	821	807	881	3,215	2,617
International Bakery	221	234	231	243	929	799
International Household and Body Care	521	582	571	617	2,291	2,042

	3,066	3,424	3,257	3,515	13,262	12,014
Intersegment	(12)	(16)	(14)	(8)	(50)	(31)

Total	$3,054	$3,408	$3,243	$3,507	$13,212	$11,983

Sara Lee Corporation

Income (Loss) from Continuing Operations before Income Taxes

($ in millions)

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
Original Business Segment Structure:
North American Retail Meats	$27	$47	$53	$48	$175	$94
North American Retail Bakery	8	7	14	26	55	(2)
Foodservice	21	56	35	(407)	(295)	139
International Beverage	121	125	129	172	547	317
International Bakery	13	9	17	(385)	(346)	38
Household and Body Care	57	64	77	117	315	272

	247	308	325	(429)	451	858
Amortization of trademarks and other intangibles	(16)	(16)	(17)	(18)	(67)	(64)
General corporate expenses	(68)	(61)	(66)	(59)	(254)	(352)
Contingent sale proceeds	130	—	—	—	130	120

Total operating income	293	231	242	(506)	260	562
Net interest expense	(28)	(27)	(22)	(23)	(100)	(133)

Income (loss) from continuing operations before income taxes	$265	$204	$220	$(529)	$160	$429

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
New Business Segment Structure:
North American Retail	$19	$46	$46	$44	$155	$80
North American Fresh Bakery	14	3	14	29	60	14
North American Foodservice	21	53	32	(408)	(302)	135
International Beverage	121	125	129	172	547	317
International Bakery	13	9	17	(385)	(346)	38
International Household and Body Care	57	64	77	117	315	272

	245	300	315	(431)	429	856
Amortization of trademarks and other intangibles	(16)	(16)	(17)	(18)	(67)	(64)
General corporate expenses - other	(68)	(61)	(66)	(59)	(254)	(352)
General corporate expenses - derivatives	2	8	10	2	22	2
Contingent sale proceeds	130	—	—	—	130	120

Total operating income	293	231	242	(506)	260	562
Net interest expense	(28)	(27)	(22)	(23)	(100)	(133)

Income (loss) from continuing operations before income taxes	$265	$204	$220	$(529)	$160	$429

Sara Lee Corporation

Operating Results by Business Segment, as restated

($ in millions)

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
North American Retail
Operating segment income	$19	$46	$46	$44	$155	$80

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$1	$(14)	$(13)	$(38)
Transformation charges	(2)	—	—	1	(1)	(18)
Accelerated depreciation	—	—	—	—	—	(28)
Impairment charges	—	—	—	(20)	(20)	(34)

Adjusted operating segment income*	$21	$46	$45	$77	$189	$198

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
North American Fresh Bakery
Operating segment income	$14	$3	$14	$29	$60	$14

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$—	$(3)	$(3)	$(4)
Transformation charges	—	—	—	—	—	(20)
Accelerated depreciation	—	—	—	—	—	(2)
Impairment charges	—	—	—	—	—	(16)

Adjusted operating segment income*	$14	$3	$14	$32	$63	$56

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
North American Foodservice
Operating segment income (loss)	$21	$53	$32	$(408)	$(302)	$135

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$—	$—	$1	$(6)	$(5)	$(7)
Transformation charges	—	—	—	—	—	(3)
Accelerated depreciation	—	—	—	—	—	(1)
Impairment charges	—	—	—	(431)	(431)	—

Adjusted operating segment income*	$21	$53	$31	$29	$134	$146

*	Adjusted operating segment income is a non-GAAP financial measure. See explanation of this measure at the end of this exhibit.

Sara Lee Corporation

Operating Results by Business Segment, as restated

($ in millions)

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
International Beverage
Operating segment income	$121	$125	$129	$172	$547	$317

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$(1)	$(1)	$1	$(3)	$(4)	$(12)
Transformation charges	(2)	(2)	(2)	(4)	(10)	(8)
Accelerated depreciation	—	(1)	—	—	(1)	(1)
Impairment charges	—	—	—	—	—	(118)

Adjusted operating segment income*	$124	$129	$130	$179	$562	$456

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
International Bakery
Operating segment income (loss)	$13	$9	$17	$(385)	$(346)	$38

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$(3)	$(4)	$—	$—	$(7)	$(14)
Transformation charges	—	(1)	—	(1)	(2)	(4)
Accelerated depreciation	—	—	—	—	—	—
Impairment charges	—	—	—	(400)	(400)	—

Adjusted operating segment income*	$16	$14	$17	$16	$63	$56

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
International Household & Body Care
Operating segment income	$57	$64	$77	$117	$315	$272

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$—	$1	$1	$—
Transformation charges	(1)	(2)	(3)	(2)	(8)	(13)
Accelerated depreciation	—	—	—	—	—	—
Impairment charges	—	—	—	—	—	(4)

Adjusted operating segment income*	$58	$66	$80	$118	$322	$289

*	Adjusted operating segment income is a non-GAAP financial measure. See explanation of this measure at the end of this exhibit.

Sara Lee Corporation

Operating Results by Business Segment, as restated

($ in millions)

	Fiscal 2008					Fiscal 2007
	First	Second	Third	Fourth	Total Year
Total Corporation
Total operating segment income (loss)	$245	$300	$315	$(431)	$429	$856
Amortization of trademarks and other intangibles	(16)	(16)	(17)	(18)	(67)	(64)
General corporate expenses:
Other	(68)	(61)	(66)	(59)	(254)	(352)
Derivative gains / (losses)	2	8	10	2	22	2
Contingent sales proceeds	130	—	—	—	130	120

Operating income (loss)	$293	$231	$242	$(506)	$260	$562

Increase/(decrease) in operating income (loss) from:
Contingent sale proceeds	$130	$—	$—	$—	$130	$120
Exit activities, asset and business dispositions	(4)	(7)	3	(30)	(38)	(94)
Transformation charges	(18)	(12)	(10)	(11)	(51)	(119)
Accelerated depreciation	—	(1)	—	—	(1)	(32)
Impairment charges	—	—	—	(851)	(851)	(172)

Adjusted operating income*	$185	$251	$249	$386	$1,071	$859

*	Adjusted operating income is a non-GAAP financial measure. See explanation of this measure at the end of this exhibit.

Explanation of Non-GAAP Financial Measures

Management measures and reports Sara Lee’s financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this report, Sara Lee highlights certain items that significantly impacted the corporation’s financial results on a quarterly and annual basis in fiscal 2008 and on an annual basis in fiscal 2007 and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total corporation for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to, charges for exit activities, transformation costs, impairment charges and accelerated depreciation. In this report, changes in foreign currency exchange rates and the impact of acquisitions and dispositions are not presented as significant items because no comparable benchmark period is included in this filing. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of the total corporation or the applicable business segment and to enable more meaningful comparability between financial results from period to period. Additionally, Sara Lee believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the corporation.

“Contingent sale proceeds” consists of contingent sales proceeds from the sale of the company’s tobacco business in fiscal 1999. Under the sales agreement, Sara Lee will receive cash payments annually, through July 15, 2009, if tobacco continues to be a legal product in the specified countries. Contingent sale proceeds are identified separately because the income is not generated by the company’s underlying business and has a finite term.

This report contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Sara Lee’s business that, when viewed together with Sara Lee’s financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Sara Lee’s historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investor’s ability to assess Sara Lee’s historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining incentive compensation. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

“Adjusted operating income” excludes from the corporation’s consolidated income the impact of significant items and contingent sale proceeds.

“Adjusted operating segment income” excludes from the pretax operating segment income of a specified business segment the impact of significant items recognized by that business segment during the fiscal period.